UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

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CHDT CORPORATION
350 Jim Moran Boulevard, Suite 120
Deerfield Beach, Florida  33442
Telephone: (954) 252-3440

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear holders of Common Stock, $0.0001 Par Value Per Share, (“shareholders” or “you”):

No action is required by you. The accompanying Information Statement is furnished only to inform shareholders of the actions described below before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Florida Statutes. This Information Statement was first notified to you on or about May 7, 2010.

This information statement is being made available to shareholders of record as of April 23, 2010, of CHDT Corporation  ("Company,” "CHDT,” “we,” “us’” or “our”), a Florida corporation, in connection with the following proposals (“Proposals”): (1) election of directors; and (2) ratification of Robison Hill & Company of Salt Lake City, Utah as the public auditors of the Company for the fiscal year ending December 31, 2010.

All of the foregoing proposals were approved on April 23, 2010, by action by written consent of a majority vote of shareholders ("Majority Shareholder Action") entitled to vote on the record date.  Our Board of Directors has reviewed and unanimously approved all of the Proposals.

Holders of approximately 52% of our Common Stock have executed written consents in favor of the Proposals.  However,  under federal law the Proposals  will not be effective  until at least 20 days after this Information  Statement has first been sent to shareholders who have not previously consented, which date is April 28, 2010.

The elimination of the need for a special or annual meeting of stockholders to ratify or approve the proposals is authorized by Section 607.0704 of the Florida Statutes and Section 5 of the Company's Bylaws, which provide that the written consent of shareholders holding at least a majority of the voting power may be substituted for such a special or annual meeting. In order to eliminate the costs and management time involved in holding a special or annual meeting and in order to effect or ratify the proposals as early as possible in order to accomplish the purposes of the Company as described in this Information Statement, the Board of Directors of the Company voted to utilize the written consent of stockholders holding a majority of the voting power of the Company.

Please feel free to call us at (954) 252-3440 should you have any questions on the enclosed Information Statement.

For the Board of Directors of

CHDT Corporation
By: /s/  Stewart Wallach, Chief Executive Officer
Stewart Wallach, Chief Executive Officer
April 23, 2010

CHDT CORPORATION
350 Jim Moran Boulevard, Suite 120
Deerfield Beach, Florida 33442

INFORMATION STATEMENT REGARDING
ACTION TAKEN BY WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS
IN LIEU OF AN ANNUAL OR SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Dear Holders of CHDT Corporation Common Stock, $0.0001 par value, (“shareholders” or “you”):

This Information Statement is being made available to the shareholders of CHDT Corporation (“Company,” “we,” “our” or “us”), a Florida corporation with its principal executive offices at 350 Jim Moran Boulevard, Suite 120, Deerfield Beach, Florida 33442, Broward County, in connection with the following corporate actions, which will take effect 20 days after the notification  of this Information Statement:

(1)  Election of the following seven (7) directors, who were nominated by the Board of Directors for election to the Board of Directors of the Company for a term ending one year from date that the newly elected directors assuming office:

(a) Stewart Wallach;

(b) Howard Ullman;

(c) Gerry McClinton;

(d) Laurie Holtz;

(e) Jeffrey Postal;

(f) Jeffrey Guzy; and

(g) Larry Sloven.

All of the above are currently serving as directors of the Company.

(2)  Ratification of the appointment of Robison Hill & Company as public auditors of the Company for the fiscal year ending December 31, 2010. Robison Hill & Company has been the Company’s public auditors since fiscal year 2000.

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The  Florida  law  provides  in  substance  that  unless the  Company's Articles  of  Incorporation  provides  otherwise,  stockholders  may take action without a meeting  of  stockholders  and  without  prior  notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be  necessary  to take such action at a meeting at which all shares  entitled to vote thereon were present.

QUESTIONS AND ANSWERS

Q. Why did I receive this Information Statement?

A. Applicable laws require us to provide you information regarding the Proposals and Majority  Shareholder Action - even though your vote is neither required nor requested for the Proposals to become effective.

Q. What will I receive when the Proposals are effective?

A. The Proposals have already been approved, and you will not receive anything further.

Q. Why am I not being asked to vote?

A. The  holders of a majority  of the  issued and  outstanding  shares of Common Stock have  already  approved the  Proposals  by a written  consent in lieu of a stockholders'  meeting.  Such  approval,  together  with  the  approval  of  the Company's  Board of Directors,  is sufficient  under Florida law, and no further approval by our stockholders is required.

Q. What do I need to do now?

A. Nothing.  This Information Statement is purely for your information and does not require or request you to do anything.

Q. Whom can I contact with questions?

A. If you  have  any  questions  about  any of the  actions  to be  taken by the Company,  please contact Jill Mohler,  Secretary, at Company, (954) 252-3440 or  mail your inquiry to her at CHDT Corporation, 350 Jim Moran Blvd., Suite 120, Deerfield Beach, Florida 33442.

BUSINESS

We are a public holding company organized under the laws of the State of Florida and engaged in the business of producing and selling certain consumer products, which are manufactured in China by contract manufacturers,  through our two wholly owned operating subsidiaries; (a) Capstone Industries, Inc., a Florida corporation, organized in 1997 and acquired by us in a cash and stock transaction on September 13, 2006 (“Capstone”) and (b) Black Box Innovations, L.L.C., a Florida limited liability company (“BBIL”) formerly known as “Overseas Building Supply, L.C.” and organized by certain members of CHDT management and the Company on February 20, 2004. In April 2008, we changed the name of Overseas Building Supply, L.C., which had no significant business operations at that time, to “Black Box Innovations, L.L.C.” as part of our launch of new computer memory products to be marketed and sold by BBIL. Black Box Innovation, LLC is currently inactive.  BBIL is operated as a division of Capstone and Capstone personnel provide the labor and services necessary to operate BBIL This allows BBIL to utilize Capstone’s existing relationships with retailers  as well as reducing operational startup costs by sharing expenses such as labor costs, office space rental and Products Liability and General Insurance. Once BBIL products generate sufficient revenues and sales volume that can support operations, BBIL will begin running as an independent subsidiary with its own personnel. For both subsidiaries, we sell the products through regional and national distributors and retailers.

Business and Product Lines:  Capstone produces through contract manufacturers in China:  (1) Portable booklights, specialty flashlights, multi-task lights and an e Reader e-Lite (2) Eco-i-Lite power failure lights (3)  C-Lite wireless motion sensor light (4) Light Ringers™ lamps (5) BBIL computer peripheral accessories (6) STP®-branded power tools and automotive accessories.

We are a fully reporting Securities Exchange Act of 1934, as amended, (“Exchange Act”) company with the U.S. Securities and Exchange Commission or “SEC”, with our common stock quoted on the Over-the-Counter Bulletin Board under the symbol "CHDO.OB."

NO SHAREHOLDER MEETING

There WILL NOT be a meeting of shareholders  and none is required under applicable  Florida  statutes  when an  action  has been  approved  by  majority shareholders without a meeting. This Information Statement is first being notified to you on or about May 7, 2010, to the holders of Common Stock as of the Record Date on April 23, 2010. There are estimated 3300 shareholders of record as of April 23, 2010.

DISSENTERS' RIGHTS

Under Florida law, our shareholders do not have dissenters’ rights in connection with any of the actions that were approved as disclosed in this Information Statement.

VOTING RIGHTS AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT:

The sole class of voting equity securities of the Company as of April 23, 2010, that are issued and outstanding is the Common Stock, $0.0001 par value per share, or "Common Stock".  The table below sets forth, as of April 23, 2010 (“Record Date”),  certain  information  with  respect to the Common Stock  beneficially owned by (i) each Director,  nominee and executive  officer of the Company;  (i) each person who owns  beneficially  more than 5% of the common stock;  and (iii) all Directors,  nominees and executive officers as a group. The table below also shows ownership as of the Record Date of shares of Series B Convertible Redeemable Preferred Stock, $0.10 par value, or the "Preferred Stock," which shares have no voting rights and shows ownership as of the Record Date of shares of Series B-1 Convertible  Redeemable Preferred Stock, $0.10 par value, or the "Preferred Stock," which shares have no voting rights. There were  648,632,786 shares of Common Stock outstanding on the Record Date and 1,000  shares of Preferred  C Stock were  outstanding as of  April 23, 2010.

OWNERSHIP OF OFFICERS, DIRECTORS AND PRINCIPAL SHAREHOLDERS
as of April 23, 2010(1)

NAME, ADDRESS & TITLE	SHARES OF COMMON STOCK/	% OF OUTSTANDING SHARES/
	SHARES OF COMMON STOCK	% OF OUTSTANDING SHARES
	AFTER CONVERSION OF OPTIONS	AFTER CONVERSION OF OPTIONS
Stewart Wallach, Chief Executive	124,626,281/	19.2%/
Officer & President (2)	149,124,320	21.1%
350 Jim Moran Blvd. #120
Deerfield Beach, Florida 33442
Howard Ullman,	99,489,254/	15.3%/
Chairman and Assistant Secretary (3)	99,489,254	14%
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Gerry McClinton, CFO, COO & Director (4)	500,000/	.1%/
350 Jim Moran Blvd., #120	27,130,000	3.8%
Deerfield Beach, Florida 33442
Laurie Holtz, Director (5)	4,628,300/	.7%/
350 Jim Moran Blvd., #120,	5,628,300.8%
Deerfield Beach, Florida 33442
Jeffrey Postal, Director (6)	28,901250/	4.5%/
350 Jim Moran Blvd., #120	33,901,250	4.8%
Deerfield Beach, Florida 33442
Jill Mohler, Secretary (7)	-0-/	-0-/
350 Jim Moran Blvd., #120	150,000	*
Deerfield Beach, Florida 33442
Jeffrey Guzy, Director (8)	832,000/	.1%/
3130 19th Street North	2,332,000.3%
Arlington, Virginia 22201
Larry Sloven, Director (9)	792,000/	.1%/
10400 Griffin Rd. #109	1,792,000.3%
Cooper City, Florida 33328
ALL OFFICERS & DIRECTORS
AS A GROUP	259,769,085/	40%/
	319,547,124	45.1%

PRINCIPAL SHAREHOLDERS
Bart Fisher (10)(11)	30,715,419	4.7%/4.3%
9009 Potomac Forest Drive
Great Falls, Virginia 22066
Margaret Fisher	44,799,136	6.9%/6.3%
9009 Potomac Forest Drive
Great Falls, Virginia 22066
PRINCIPAL
SHAREHOLDER SUBTOTAL:	75,514,555	11.6%/

TOTAL:	335,283,640/	51.7%/
	395,061,679	55.8%

Notes to Table

(1)   Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)  Total shares includes 22,733,333 million shares that Mr. Wallach has the current right to acquire under a non-qualified stock option and 1,764,706 shares of Common Stock issuable under the warrants issued to Mr. Wallach as part of his $100,000 investment in Company’s 2007 private placement under Rule 506 of restricted shares of Common Stock. Mr. Wallach was appointed Chief Executive Officer and President of the Company on April 23, 2007.

(3)  Mr. Ullman was Chief Executive Officer and President of the Company until April 20, 2007.  Mr. Ullman was appointed Assistant Secretary of the Company and Capstone in April 2008.

(4)  Total shares include 26,630,000 shares of Common Stock currently available for purchase under a non-qualified stock option agreement dated April 27, 2007.

(5) Total shares include 1,000,000 shares of Common Stock currently available for purchase under a non-qualified stock option agreement, dated June 8, 2009.  Mr. Holtz was appointed as Chief Financial Officer in December 2007.  Mr. Holtz is the father-in-law of Howard Ullman but disclaims any interest in Mr. Ullman’s ownership of Company securities for SEC reporting purposes.

(6)  Total shares include 4,000,000 shares of Common Stock for purchase under a Warrant Agreement dated July 11, 2008 and 1,000,000 shares of Common Stock for purchase under a non-qualified stock option agreement dated June 8, 2009.

(7)  Ms. Mohler was appointed as Secretary on February 5, 2008, and replaced Gerry McClinton, who reigned on that same date to focus on his duties as Chief Operating Officer.  Ms. Mohler was granted a non-qualified stock option for 150,000 shares of Common Stock in 2008 as part of her compensation arrangement.

(8)  Total shares include 1,500,000 shares of Common Stock currently available for purchase under a non-qualified stock option agreement dated June 8, 2009.

(9)  Total shares include 1,000,000 shares of Common Stock currently available for purchase under a non-qualified stock option agreement dated June 8, 2009.

(10)(11)  Bart Fisher is the spouse of Margaret Fisher. Bart Fisher was an officer and director of the Company in 2002. If the ownership of Bart Fisher is combined with his spouse’s holdings, then Bart Fisher may be deemed to be an “affiliate” of the Company under the rules of the Securities Exchange Act of 1934, as amended, and on the basis of owning more than 10% of the Company’s outstanding shares of Common Stock.

OWNERSHIP OF SERIES PREFERRED STOCK AS OF APRIL 23, 2010

The following table sets forth beneficial ownership of Series B Convertible Preferred Stock of members of Company management as of April 23, 2010.

Name	Number of Shares of Preferred	% of Shares	Number of
		Outstanding	Shares
of Common
Stock issuable
upon Conversion
Stewart Wallach, Chief Executive
Officer & President	-0-	-0-%	-0-
350 Jim Moran Blvd. #120
Deerfield Beach, Florida 33442
Howard Ullman,
Chairman and Assistant Secretary	-0-	-0-%	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Gerry McClinton, Chief Financial Officer,
Chief Operating Officer& Director	-0-	-0%-	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Laurie Holtz, Director	-0-	-0%-	-0-
350 Jim Moran Blvd., #20,
Deerfield Beach, Florida 33442
Jeffrey Postal, Director	-0-	-0%-	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Jill Mohler, Secretary	-0-	-0-	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Jeffrey Guzy, Director	-0-	-0-	-0-
3130 19th Street North
Arlington, Virginia 22201
Larry Sloven, Director	-0-	-0-	-0-
10400 Griffin Rd. #109
Cooper City, Florida 33328
ALL OFFICERS & DIRECTORS	-0-	-0-%	-0-
AS A GROUP

The following table sets forth beneficial ownership of Series B-1 Convertible Preferred Stock of members of Company management as of April 23, 2010.

Name	Number of Shares of Preferred	% of Shares	Number of
		Outstanding	Shares
of Common
Stock issuable
upon Conversion
Stewart Wallach, Chief Executive	-0-	-0-%	-0-
Officer & President
350 Jim Moran Blvd. #120
Deerfield Beach, Florida 33442
Howard Ullman,	-0-	-0-%	-0-
Chairman and Assistant Secretary
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Gerry McClinton, Chief Financial Officer
Chief Operating Officer & Director	-0-	-0-%	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Laurie Holtz, Director	-0-	-0-%	-0-
350 Jim Moran Blvd., #20,
Deerfield Beach, Florida 33442
Jeffrey Postal, Director	-0-	-0-%	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Jill Mohler, Secretary	-0	-0-%	-0-
350 Jim Moran Blvd., #120
Deerfield Beach, Florida 33442
Jeffrey Guzy, Director	-0-	-0-%	-0-
3130 19th Street North
Arlington, Virginia 22201
Larry Sloven, Director	-0-	-0-%	-0-
10400 Griffin Rd. #109
Cooper City, Florida 33328
ALL OFFICERS & DIRECTORS	-0-	-0-%	-0-
AS A GROUP

PRINCIPAL SHAREHOLDERS
Bart Fisher	-0-	-0-%	-0-
9009 Potomac Forest Drive
Great Falls, Virginia 22066
Margaret Fisher	-0-	-0-%	-0-
9009 Potomac Forest Drive
Great Falls, Virginia 22066
PRINCIPAL
SHAREHOLDER SUBTOTAL:	-0-	-0-%	-0-

TOTAL:	-0-	-0-%	-0-

The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and, as footnoted, also any shares that the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the table.

The following table sets forth beneficial ownership of Series C Convertible Preferred Stock of members of Company management as of April 23, 2010.

Name	Number of Shares of Preferred	% of Shares	Number of	% of Shares
			Outstanding Shares	of Common Stock
			of Common Stock issuable	Owned upon
			Upon Conversion of Series C Stock	Conversion of
Series C Stock
Involve, LLC	1,000	100%	67,979,425	8.8%
c/o Harris & Cramer, LLP

MANAGEMENT OF THE COMPANY

CURRENT OFFICERS. The current officers of the Company are:

(1)           Stewart Wallach, age 58, was appointed as Chief Executive Officer and President of the Company on April 23, 2007. Mr. Wallach is also the senior executive officer and director of Capstone.

(2)           Howard Ullman, age 50, Chairman of the Board of the Company.  Mr. Ullman was Chief Executive Officer, President and Chairman of the Board of the Company from December  1, 2003 until his  resignation  from the Chief  Executive  Officer and President  positions on April 23, 2007.

(3)           Gerry McClinton, age 54, is the Chief Financial Officer and Chief Operating Officer and a director (appointed as a director on February 5, 2008) of the Company. Mr. McClinton is also a senior executive of Capstone.

(4)           Laurie Holtz,  age 77, Director, was previously appointed as Chief Financial Officer in December 2007 but retired in 2009.  He is an experienced forensic auditor and has worked in that profession in the South Florida region.

(5)           Jill Mohler, age 47, Secretary since February 5, 2008.  Ms. Mohler served in the Ohio Air National Guard from 1982 to 1989.  Ms. Mohler graduated with honors from DeVry University with a Bachelors Degree in Business Administration in October 2006.  She began working as Executive Assistant under Stewart Wallach at CHDT Corporation in January 2008.

EXECUTIVE COMPENSATION

Set forth below is the compensation of each officer for fiscal years 2009, 2008 and 2007.  Each of the officers served as a director of the Company in fiscal year 2009 but they receive no compensation for such service.

Name &					Non-Equity	All
Principal Position	Year	Salary	Bonus(5)	Stock Awards	Incentives (4)	Other	TOTAL
		$	$	$	$	$	$

Stewart Wallach	2009	$236,250	-0-	-0-	-0-	-0-	$236,250
Chief Executive	2008	$225,000	-0-	-0-	-0-	-0-	$225,000
Officer (2)	2007	$225,000	-0-	-0-	-0-	-0-	$225,000

Gerry McClinton	2009	$157,500	-0-	-0-	-0-	-0-	$157,500
Chief Operating	2008	$150,000	-0-	-0-	-0-	-0-	$150,000
Officer & Chief	2007	$150,000	-0-	-0-	-0-	-0-	$150,000
Financial Officer(3)

Howard Ullman(1)	2009	$100,000	-0-	-0-	-0-	-0-	$100,000
Chairman of the	2008	$100,000	-0-	-0-	-0-	-0-	$100,000
Board of Directors	2007	$100,000	-0-	-0-	-0-	-0-	$100,000

Footnotes:
(1)	Howard Ullman resigned as Chief Executive Officer and President of the Company on April 20, 2007. Stewart Wallach assumed those positions on April 23, 2007.
(2)	Stewart Wallach assumed the officer positions on April 21, 2007. The 2009 salary reflects an $11,250 raise per an Employment Agreement, dated February 5, 2008.
(3)	2009 salary reflects a $7,500 raise per an Employment Agreement, dated February 5, 2008. .
(4)	The Company has no non-equity incentive plans.
(5)
The Company has no established bonus plan.  Any bonus payments are made ad hoc upon recommendation of Nominating and Compensation Committee and approval by Board of Directors.  Bonuses are only paid on a performance basis.

OTHER COMPENSATION(1)

NAME/POSITION	YEAR	SEVERANCE	CAR	CO. PAID	TRAVEL	TOTAL($)
		PACKAGE	ALLOWANCE	SERVICES	LODGING

Stewart Wallach	2009	-0-	-0-	-0-	-0-	-0-
Chief Executive	2008	-0-	-0-	-0-	-0-	-0-
Officer	2007	-0-	-0-	-0-	-0-	-0-

Gerry McClinton	2009	-0-	-0-	-0-	-0-	-0-
Chief Operating	2008	-0-	-0-	-0-	-0-	-0-
Officer & Chief	2007	-0-	-0-	-0-	-0-	-0-
Financial Officer

Howard Ullman	2009	-0-	-0-	-0-	-0-	-0-
Chairman of the	2008	-0-	-0-	-0-	-0-	-0-
Board of Directors	2007	-0-	-0-	-0-	-0-	-0-

FOOTNOTES:  (1) There were no 401(k) match by the Company and no medical supplemental payments by the Company in any of the years specified.

Outstanding Equity Awards as Fiscal Year Ended 2009 Table

OPTIONS(1)

NAME	Securities Underlying	Option Exercise	Option
	Unexercised Options	Price	Expiration Date

Stewart	24,498,039.029		4/27/2007
Wallach

Gerry	32,250,000.029		4/27/2007
McClinton

Howard	-0-	-0-	NA
Ullman

Footnotes:  (1) The Company does not have any stock awards for the years specified.

2009 OPTION EXERCISES AND VESTED OPTIONS

Name	Number of Shares	Value Realized on
	Acquired on Exercise	Exercise
Stewart Wallach	-0-	-0-
Gerry McClinton	-0-	-0-
Howard Ullman	-0-	-0-

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT

	SALARY	BONUS	GROSS UP	BENEFIT	GRAND TOTAL
	SEVERANCE	SEVERANCE	TAXES	COMPENSATION	TOTAL
Stewart Wallach	$196,875	-0-	$8,170	$19,440	$224.485
Gerry McClinton	$131,250	-0-	$8,170	$19,440	$158,860
Howard Ullman	$83,333	-0-	$6,375	$19,440	$109,148

Executive Compensation Philosophy, Strategy and Objectives

The principal objectives of our senior officer compensation are to attract, motivate and retain the services of qualified officers who can lead the Company to achieve its business goals and enhance public shareholder value.  The Company’s business goals are to achieve consistent profitability in operations and attain long-term profitability.  Our approach is based on the following compensation philosophies:

1.
Align Shareholder and Officer Interests:  Besides a base salary sufficient to attract qualified personnel, we provide non-qualified, long term stock options to tie the interests of our officers with the interests of the shareholders in long term profitability of the Company.

2.	Performance Based Compensation. Our grant of options and stock are designed to reward and encourage officers to achieve Company goals in financial and business performance.

The recession in the U.S. has adversely impacted our ability to achieve profitability in 2009.  As a result, we have had limited grants of options and stock to officers or directors for 2009.

Competitive Market

 We have one independent director and also professional advisors who check the compensation level of other microcap companies in consumer goods from time to time to ensure that our compensation levels are reasonable.   In 2009, we did not benchmark compensation. Compensation was last benchmarked in 2008, when independent director and outside legal counsel reviewed compensation of executives at several peer companies holding equivalent positions or having similar responsibilities as our senior officers. The peer companies utilized in the 2008 analysis were engaged in some segment of consumer goods and were microcap companies (some having less or greater resources and operating income than our company).   The companies reviewed were:

1)	Acuity Brands, Inc.

2)	AZZ Inc.

3)	Hubbell, Inc.

4)	Lightening Science Group Corp.

5)	LSI Industries, Inc.

6)	Plasmatech, Inc.

7)	Thomas & Betts Corp.

An independent director of the Company also reviewed an unpublished consulting firm’s review of executive compensation for micro-cap companies.

We use peer group and available survey data to analyze our executive compensation (overall, base salary, annual bonus and long-term incentives) relative to the 50th percentile, or median, of the benchmark data.  While we use the data to ensure competitiveness and reasonableness, we do not rely solely or primarily on benchmarking in establishing executive compensation levels.  Variations in the actual compensation we set may be based on achievement of short-term and long-term goals, the competitive environment, talent and level or responsibility of each senior officer.

Role of the Compensation Committee

 The Company Nominating and Compensation Committee operates independently of management and currently consists of the sole independent director, Jeffrey Guzy, who is independent under applicable SEC standards and is an “Outside Director” for purposes of Section 162(m) of the Internal Revenue Code of 1986 (the “Code”).    The Nominating and Compensation Committee receives recommendations from our Chief Executive Officer regarding the compensation of the senior officers (other than the Chief Executive Officer).

The Nominating and Compensation Committee is responsible for establishing and implementing our executive compensation plans as well as continually monitoring adherence to and effectiveness of those plans, including:


reviewing the structure and competitiveness of our executive compensation programs to attract and retain superior executive officers, motivate officers to achieve business goals and objectives, and align the interests of executive officers with the long-term interests of our shareholders;


reviewing and evaluating annually the performance of  officers in light of company goals and objectives and approving their compensation packages, including base salaries (if at issue or in consideration), long-term incentive and stock based compensation and perquisites;

	monitoring the effectiveness of the Company’s sole incentive stock option plan and approving annual financial targets for officers; and

determining whether to award incentive bonuses that qualify as “performance-based compensation” for executive officers whose compensation is covered by Code Section 162(m), the elements of such compensation, whether performance goals have been attained and, if appropriate, certifying in writing prior to payment of such compensation that the performance goals have been met.

Role of Management

The Company believes that it is important to have our Chief Executive Officer’s input in the design of compensation programs for his direct reports.   The Chief Executive Officer reviews his direct reports’ compensation programs annually with the Committee, evaluating the adequacy relative to the marketplace, inflation, internal equity, external competitiveness, business and motivational challenges and opportunities facing the Company and its executives. In particular, he considers base salary a critical component of compensation to remain competitive and retain his executives, especially when market factors, such as freight demand, lag behind supply of industry-wide capacity and meeting pre-established goals for an annual incentive bonus have not been attainable for several years. All final decisions regarding compensation for the Chief Executive Officer’s direct reports listed in the Summary Compensation Table are made by the Compensation Committee. The Chief Executive Officer does not make recommendations with regard to his own compensation.

 Role of the Compensation Consultant

While we may consult industry sources on compensation for executives, we have not engaged a consultant to analyze our compensation levels.

Executive Compensation Components

For 2009, the principal components of compensation for each officer were:

	base salary;
	annual incentive;
	long-term incentive compensation (restricted stock awards); and
	perquisites and other benefits.

Our company endeavors to strike an appropriate balance between long-term and current cash compensation.  The current executives are key to the ability of the Company to conduct its business because of their individual experience and relationships in our current business line.  Their compensation reflects their individual value to the ability of the Company to conduct its current business.

Base Salary

 Base salary is considered a critical component of compensation at all levels. The appropriate establishment of this component relative to the marketplace is essential to enable us to attract and retain qualified individuals, which are important considerations in the current competitive industry market. Base salaries provide a stable source of income regardless of stock price performance so that our senior officers can focus on a variety of important business metrics in addition to our stock price.

The annual salaries paid to company senior officers are set based on the assessment of each executive’s overall contribution to the achievement of our business objectives, respective responsibilities, longevity with the Company as well as comparisons to comparable positions in peer group companies as provided periodically by an external market study.

Increases in 2009 salaries were $7,500 to Gerry McClinton and $11,250 to Stewart Wallach per an Employment Agreement dated February 5, 2008 which stipulates a 5% increase in salary annually.

EMPLOYMENT AGREEMENTS

On February 5, 2008, the Company entered into the following employment agreements, which supersede any existing employment agreements and are the only employment agreements with Company officers:

(1)           Stewart Wallach, Chief Executive Officer and President. The employment agreement provides for an annual salary of $225,000 with minimum annual increase in base salary of 5%.  Mr. Wallach may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights.    Mr. Wallach’s base salary in fiscal year 2009 was $236,250.

(2)           Gerry McClinton, Chief Operating Officer. The employment agreement provides for an annual salary of $150,000 with minimum annual increase in base salary of 5%.  Mr. McClinton may, at his option, elect to receive restricted shares of Common Stock in lieu of cash compensation, which shares are subject to piggyback registration rights.  Mr. McClinton’s base salary in fiscal year 2009 was $157,500.

(3)           Howard Ullman, Chairman. The employment agreement provides for an annual salary of $100,000 with minimum annual increase in base salary of 5%. Mr. Ullman’s base salary in fiscal year 2009 was $100,000.

Common Provisions in All Three Employment Agreements:  The following provisions are contained in each of the above employment agreements:

 If  the officer’s employment is terminated by death or disability, the Company is obligated to pay to the officer’s estate or the officer, as the case may be, a lump sum payment equal to  (a) the officer’s base salary through the termination date, plus a pro rata portion of the officer bonus for the fiscal year in which the termination occurred and (b) a lump sum payment equivalent to the sum of (i) one-year’s salary at the annual base salary rate officer was earning as of the date of termination; (ii) the bonus payment(s) officer received in the preceding fiscal year; and (iii) the cost of officer’s health and dental insurance premiums for the preceding fiscal year.

  If the employment is terminated without cause by the Company or for “good reason” (as defined in the employment agreement) by the officer, then the Company must pay to the officer’s estate or the officer, a lump-sum payment equal to the greater of:  (aa) the sum of (i) one-year’s salary at the annual base salary rate that the officer was earning as of the date of termination and (ii) the bonus payment(s) officer received in the preceding fiscal year; and (bb) the sum of (i) the base salary that the officer would have earned had he remained employed through the remainder of the employment period and (ii) the bonus payment(s) officer received in the preceding fiscal year multiplied by the number of years remaining in the employment period (and adjusted on a pro rata basis for any partial year remaining in the employment period.

The employment agreements have a three-year term (from February 5, 2008 until February 5, 2011), which can be extended by mutual consent of the parties for up to three (3) additional years. The employment agreements have an anti-competition provision for 18 months after the end of employment.

The above summary of the employment agreements is qualified by reference to the actual employment agreements, which are filed as exhibits to the Form 10K by the Company for fiscal year ended December 31, 2008 (as filed by the Company with the SEC on March 27, 2009).

OPTION GRANTS IN LAST FISCAL YEAR

Securities Authorized for Issuance under 2005 Equity Plan

The following table includes information as of December 31, 2009 for our equity compensation plans.

Number of securities	Weighted-average exercise	Number of securities
to be issued upon exercise	price of outstanding	remaining available for future
of outstanding options,	options, warrants and rights	issuance under equity compensa-
warrants and rights (a)		tion plans (excluding securities
reflected in column (a))
20,000,000	$0.029	20,000,000

The following table summarizes option grants during the fiscal year ended December 31, 2009, to each of the executive officers named in the Summary Compensation Table herein.

SUMMARY TABLE OF OPTION GRANTS TO OFFICERS OF COMPANY

Name	No. of Shares	% of Total Options	Expiration	Restricted	No. Shares
	Underlying	Granted Employees	Date	Stock Grants	underlying Options
		in FY2009			Options Granted
in FY2009
Stewart
Wallach	-0-	-0-	N/A	-0-	-0-

Howard
Ullman	-0-	-0-	N/A	-0-	-0-

Gerry
McClinton	16,010,000	100%	4/27/2017	-0-	5,000,000

CURRENT BOARD OF DIRECTORS

The background information on the directors is set forth below under "Item 1. Proposal Two: Election of Directors."  Each Director's term is for one year. The incumbent and current Board of Directors are:

(1)           Stewart Wallach.  Mr. Wallach has been a director since April 2007.

(2)           Gerry McClinton.  Mr. McClinton has been a director since February 2008.

(3)           Howard Ullman.  Mr. Ullman is the Chairman of the Board. Mr. Ullman has been a director since December 4, 2003.

(4)           Laurie Holtz. Mr. Holtz has been a director since January 2004.

(5)           Jeffrey Postal.  Mr. Postal has been a director since January 2004.

(6)           Jeffrey Guzy. Mr. Guzy was appointed as a director on May 3, 2007.  Mr. Guzy is deemed an "independent director."

(7)           Larry Sloven.  Mr. Sloven was appointed as a director on May 3, 2007.   Mr. Sloven is an outside director.

INDEPENDENT DIRECTORS

The Company is a "controlled  company"  under typical stock exchange corporate  governance rules, that is a company where 50% or more of the voting  power is owned by a person or a group,  and does not  currently  have to meet  requirements  for a board of  directors  with a majority  of  "independent directors."  Currently, only Jeffrey Guzy qualifies as an "independent director" under the listing standards of most stock exchanges or quotation systems.  No other director qualifies as an "independent director" under those rules because they are officers of the Company or have business relationships with the Company.

POLICY REGARDING BOARD ATTENDANCE

Company directors are expected to attend all annual and special board meetings per Company policy.  An attendance rate of less than 75% over any 12 month period is grounds for removal from the Board of Directors.  In fiscal year 2009, all directors attended at least 75% of all board meetings.

ROLE OF THE BOARD OF DIRECTORS IN CORPORATE GOVERNANCE

The  Board  of  Directors  is  responsible  for  overseeing  the  Chief Executive  Officer  and other  senior  management  in order to assure  that such officers are competent and ethical in running the Company on a day-to-day  basis and to assure that the long-term  interests of the shareholders are being served by such  management.  The directors must take a pro-active focus and approach to their  obligation  in order to set and  enforce  standards  to  ensure  that the Company is  committed to business  success  through  maintenance  of the highest standards of responsibility and ethics.

The Company has adopted a Code of Ethics, which is posted on the Company's Website.  The contents of the Company Website are not incorporated herein by reference and that Website provided in this Information Statement is intended to be an inactive textual reference only.

AUDIT COMMITTEE

The  Audit  Committee  was  established  in  accordance  with  Section 3(a)(58)(A) of the Exchange Act. It is primarily  responsible for overseeing the services  performed  by  the  Company's  independent  public auditors,  evaluating  the Company's  accounting policies and its system of internal controls and reviewing significant  financial  transactions.  The members of the Audit Committee in fiscal year 2009 were Laurie Holtz, Jeffrey Guzy and Jeffrey Postal. The Company believes that Mr. Guzy is an independent director under applicable NASDAQ standards.

REPORT OF THE AUDIT COMMITTEE

The material in this section is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Information Statement and irrespective of any general incorporation language in those filings.

The Audit Committee is responsible for providing oversight to Company’s accounting and financial reporting processes and the audit of the Company’s financial statements. The Audit Committee monitors the Company’s external audit process, including auditor independence matters, the scope and fees related to audits, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The Audit Committee also reviews the results of the external audit with regard to the adequacy and appropriateness of our financial, accounting and internal controls over financial reporting.  It also generally oversees Company’s internal compliance programs. The function of the Audit Committee is not intended to duplicate or to certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee members are not professional accountants or auditors. Under its Charter, the Audit Committee has authority to retain outside legal, accounting or other advisors as it deems necessary to carry out its duties and to require the Company to pay for such expenditures.

The Audit Committee provides counsel, advice and direction to management and the independent registered public accounting firm on matters for which it is responsible, based on the information it receives from management and the independent registered public accounting firm and the experience of its members in business, financial and accounting matters.

Company’s management is responsible for the preparation and integrity of its financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations.

In this context, the Audit Committee hereby reports as follows:

(1)           Company’s management has represented to the Audit Committee that the 2009 audited financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2009 with Company’s management and the independent registered public accounting firm.

(2)           The Audit Committee has received written disclosures and a letter from the independent registered public accounting firm, Robison Hill & Company, required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committee”) and has discussed with Robison Hill & Company their independence.

(3)           Based on the review and discussion referred to above, the Audit Committee recommended to the board, and the board has approved, that the audited financial statements be included in Company’s  Annual Report on Form 10K  for the fiscal year ended December 31, 2009, as filed with the Commission on March 30, 2010.

The foregoing report is provided by the undersigned members of the Audit Committee.

/s/Jeffrey Guzy

Jeffrey Guzy, Chairman

April 23, 2010

REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

THE  FOLLOWING  REPORT OF THE  COMPENSATION  AND NOMINATING COMMITTEE  OF THE BOARD OF DIRECTORS  SHALL NOT BE DEEMED  "SOLICITING  MATERIAL" OR TO BE "FILED" WITH THE COMMISSION,  NOR SHALL SUCH  INFORMATION BE  INCORPORATED  BY REFERENCE INTO ANY FUTURE FILING UNDER THE SECURITIES  ACT OF 1933 OR EXCHANGE ACT, EXCEPT TO THE  EXTENT  THAT THE  COMPANY  SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

OBJECTIVES

The Compensation Committee is primarily responsible for reviewing the compensation  arrangements for the Company's executive  officers,  including the Chief Executive  Officer and Chairman of the Board,  and  for  administering  the  Company's  stock-based compensation plans. The Compensation Committee was established in January 2005. The Compensation Committee held two meetings in fiscal year 2009.  Larry Sloven and Jeffrey Guzy are committee members for 2009.  The Company believes that Mr. Guzy is an independent director under applicable NASDAQ standards.  Mr. Sloven is not deemed to meet those standards because of his company's product development and outsourcing contract with the Company.

On February 5, 2008, the Board of Directors changed the Compensation Committee to be the “Compensation and Nominating Committee” with the same membership as stated above.  The charter of the new committee is on the Company’s Web Site. The Company is looking for independent directors to fill the Compensation Committee and, until such candidates are found,  Mr. Sloven is being asked to sit as a member of the Compensation and Nominating Committee.

It is the Company's objective to pursue compensation structures with the public shareholders' interests and the Company's business objectives, reward outstanding performance, be externally competitive and internally equitable, and attract and retain best available executive talent. We seek to achieve this goal through a straightforward compensation package that relies on equity compensation and limits cash compensation and perquisites.

The Company seeks to foster a performance-oriented culture, where individual performance is aligned with organizational objectives. Company performance is the primary measure of success upon which we structure our compensation.

The Compensation and Nominating Committee evaluates and rewards our executive officers and directors based on their contribution to the achievement of short and longer-term goals. Individual and departmental performance is factored into salary increase decisions and stock option (long term incentive) awards.

The Compensation and Nominating Committee, together with our board, establishes compensation for our Chief Executive Officer and our other executive officers and administers the 2005 Equity Plan. The Compensation Committee has a written charter, which is available on the Company Web Site (located at http://www.chdtcorp.com).

The purpose of our Compensation Committee is to:

• discharge the board’s responsibilities relating to compensation of our executive officers;

• administer our stock option plans, stock purchase plans, restricted stock plans and any other equity incentive plans adopted; and

• provide disinterested administration of any employee benefit plans in which our executive officers are eligible to participate.

The Compensation and Nominating Committee did not use outside consultants in fiscal year 2009.  It used compensation arrangements by other microcap companies to judge the appropriateness of the Company compensation arrangements.

The Company compensates people with:

Cash Compensation. Cash compensation consists of base salary and annual bonus potential. Our compensation consultant assists us in analyzing similar or “peer” companies to guide our determination of appropriate cash compensation. Our cash compensation goals for our executive officers are based upon the following principles:  (1) compensation levels are comparable to industry levels as adjusted for experience and skills of individual officers; and (2) pay should retain key personnel.

Discretionary Bonus Program.  In addition to base salary compensation, the Company has a bonus plan covering the executive officers pursuant to which cash bonus payments and equity awards may be made. Bonuses are calculated based upon actual achievement of pre-established goals.

Incentive Program.  The Company believes that performance is achieved through an ownership culture that encourages ongoing performance by the executive officers. This is best achieved through the use of stock-based option awards. All employees are eligible to participate in our sole plan, the 2005 Equity Plan.  We also issue non-qualified stock options. Our equity compensation goals for the executive officers are based upon the following principals: (1) incentive compensation should retain key personnel and reward loyal and productive employees, regardless of rank, and (2) individual awards of stock-based compensation should reflect individual performance as well as the importance of retaining such employee to our goal of achieving the Company’s then current strategic goals.

Our sole incentive plan is the 2005 Equity Plan, which allows us to grant stock options, stock appreciation rights, restricted shares, restricted stock units, performance shares, and other stock-based awards. Under our 2005 Equity Plan, the Company can issue options to our officers, directors and employees to purchase shares of our Common Stock at an exercise price equal to the fair market value of such stock on the date of grant. The date of grant for the executives is typically the date of a regularly scheduled board meeting, of which we have at least six (6) per year, but can be made at the time of job performance reviews.

Our Company does not have a program, plan or practice to select option grant dates (or set board meeting dates) to correspond with the release of material non-public information.

The Company does not have an Employee Stock Purchase Plan that provides employees with the opportunity to purchase shares of the Common Stock.  Our practice was to make periodic annual equity grants to our executives.  In determining 2009 equity grants for executives, we considered the importance of each employee to accomplishing our strategic goals.

Benefits.  The Company provides the following benefits to our senior executives generally on the same basis as the benefits provided to all employees: (1) health care and dental insurance; and (2) paid personal and vacation leave.

The Compensation and Nominating Committee believes that these benefits are consistent with those offered by other companies and specifically with those companies with which we compete for employees.

CODE OF ETHICS

The Company has a code of ethics that  applies to all of the  Company's employees,  including  its  principal  executive  officer,  principal  financial officer and principal  accounting officer, and its Board. A copy of this code is available on the Company's website.  The Company intends to disclose any changes in or waivers from its code of ethics by posting such information on its website or by filing a Form 8K.

DIRECTOR MEETINGS IN FISCAL YEAR 2009

The Board of Directors had six official meetings in fiscal year 2009.  During fiscal year 2009 all of the directors attended 75% or more of all meetings of the Board, which were held  during the period of time that such person served on the Board or such committee.

Board Leadership Structure and Board’s Role in Risk Oversight

The Company’s Board of Directors endorses the view that one of its primary functions is to protect stockholders’ interests by providing independent oversight of management, including the Chief Executive Officer and Chief Operating Officer (who also holds the Chief Financial Officer position).  The Chief Financial Officer is allowed and encouraged to address the Board of Directors on any issues affecting the Company or its public shareholders.  The Company also allows outside counsel to participate in some of the board meetings in order to provide legal counsel and an outside perspective on corporate governance and risk issues.

Board Structure.  The Board of Directors believes that having different people serve as Chairman of the Board of Directors and Chief Executive Officer is an important structural safeguard to proper risk assessment.  Further, the Chief Financial Officer is allowed and encouraged to address the Board of Directors on any risk issues facing the Company.

The Chief Executive Officer or “CEO” is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board of Directors provides guidance to senior management and sets the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors.

Our CEO serves on our Board of Directors, which we believe helps the CEO serve as a bridge between management and the Board of Directors, ensuring that both groups act with a common purpose. We believe that the CEO’s presence on the Board of Directors enhances his ability to provide insight and direction on important strategic initiatives to both management and the independent directors and, at the same time, ensures that the appropriate level of independent oversight is applied to all decisions by the Board of Directors.

The Chairman of the Board has no greater nor lesser vote on matters considered by the Board than any other director, and neither the Chairman nor any other director votes on any related party transaction. All directors of the Company, including the Chairman, are bound by fiduciary obligations, imposed by law, to serve the best interests of the stockholders. Accordingly, separating the offices of Chairman and Chief Executive Officer would not serve to enhance or diminish the fiduciary duties of any director of the Company. The Board does not currently have a lead director.

Independent Directors. The Board of the Company is currently comprised of seven directors, one of whom is an independent director under the listing standards of quotation systems like The NASDAQ Stock Market.  The Company has sought unsuccessfully to recruit qualified independent directors.  Although we have D&O insurance, we believe that our chronic losses and chronically low public stock market price discourages qualified candidates from serving as independent directors.  This is a problem commonly faced by micro-cap, “penny stock” companies like our company.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success or survival.

The Company faces a number of risks, including, without limit:  (1) persistent net losses in consecutive fiscal quarters and years, which losses require outside funding or financing through the sale of our securities or insider loans to the Company (all of which usually dilute our existing shareholders and discourage public investors in investing in our Common Stock); (2) chronically low public stock market price, which hinders our ability to fund and grow our business; (3) reliance on regional and national distributors and retailers to sell  our products in a highly competitive market filled with competitors who possess significantly greater resources and market share than our company; (4) negative impact of the ongoing worldwide recession on consumer demand for the kind of discretionary products that we sell; (5) customary operational risks; (6) lack of a strong brand name for our products; (7) reliance on key personnel and the lack of key man insurance that pays for replacements; (8) lack of primary markets and lack of institutional support for our publicly traded Common Stock; (9) low market price of our Common Stock hindering our ability to consummate or attract merger and acquisition candidates; (10) lack of assets (other than accounts receivable) to attain commercially reasonable financing for operations; and (11) the risks faced by any product company in today’s challenging environment.

We rely on China for the manufacture of our products.  Any conflict between the U.S. and China could disrupt our product supply and force us to find alternative manufacturers.  From time to time, we access the appeal of non-Chinese manufacturing sources.

Our senior officers are responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management.  In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.  To do this, the Chairman of the Board and other non-officer directors met quarterly on average  with management to discuss strategy and the risks facing the Company.  Senior management, each member being also a director,  attends the Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters.  The Chairman of the Board and members of the Board work together to provide strong, independent oversight of the Company’s management and affairs through its standing committees and, when necessary, special meetings of directors.  Since most of the directors are located in the same area, informal meetings between directors and officers also occur to discuss business risk and appropriate responses.

Director - Minimum Qualifications. The Nominating and Compensation Committee has adopted a set of criteria that it considers when it selects individuals not currently on the Board of Directors to be nominated for election to the Board of Directors.  A candidate must meet the eligibility requirements set forth in the Company’s Bylaws.  A candidate must also meet any qualification requirements set forth in any Board or committee governing documents.

If the candidate is deemed eligible for election to the Board of Directors, the Nominating and Compensation Committee will then evaluate the prospective nominee to determine if he or she possesses the following qualifications, qualities or skills:

	contributions to the range of talent, skill and expertise appropriate for the Board;
	financial, regulatory and business experience, knowledge of the operations of public companies and ability to read and understand financial statements;

	familiarity with the Company’s market;
	personal and professional integrity, honesty and reputation;

	the ability to represent the best interests of the shareholders of the Company and the best interests of the institution;
	the ability to devote sufficient time and energy to the performance of his or her duties; and

	independence under applicable Commission and listing definitions.

The Nominating and Compensation Committee will also consider any other factors it deems relevant.  With respect to nominating an existing director for re-election to the Board of Directors, the Nominating and Compensation Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Compensation Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Compensation Committee relies on personal contacts of the committee members and other members of the Board of Directors, and will consider director candidates recommended by stockholders in accordance with the policy and procedures set forth above.  The Nominating and Compensation Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Compensation Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria, which are discussed in more detail below.  If such individual fulfills these criteria, the Nominating and Compensation Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board of Directors.

Consideration of Recommendation by Stockholders. It is the policy of the Nominating and Compensation Committee of the Board of Directors of the Company to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors.  The Nominating and Compensation Committee may choose not to consider an unsolicited recommendation if no vacancy exists n the Board of Directors and the Nominating and Compensation Committee does not perceive a need to increase the size of the Board of Directors.  To avoid the unnecessary use of the Nominating and Compensation Committee’s resources, the Nominating and Compensation Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Shareholder Proposal Procedures.  To submit a recommendation of a director candidate to the Nominating and Compensation Committee, a stockholder should submit the following information in writing, addressed to the Chairperson of the Nominating and Compensation Committee, care of the Corporate Secretary, at the main office of the Company:

1.	The name of the person recommended as a director candidate;

2.	All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934;

3.	The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
The name and address of the stockholder making the recommendation, as they appear on the Company’s books; provided, however, that if the stockholder is not a registered holder of the Company’s common stock, the stockholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and

5.	A statement disclosing whether such stockholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, when and if one is held, or to be considered prior to a written consent vote on director nominees, the recommendation must be received by the Nominating and Compensation Committee at least 30 days before the date of the annual meeting or, in the case of an information statement and no shareholder meeting being held, prior to April 1st.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section  16(a)  of the Exchange  Act requires the Company's  executive  officers and  directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file reports of securities  ownership and changes in such  ownership with the SEC.  Executive officers, directors and greater than ten percent shareholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to the Company or other written representations, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2009 by the Company’s directors and officers, except in the following instances:  A Form 4 by director Jeffrey Postal was filed July 29, 2009 for a July 17, 2009 transaction and officer and director Stewart Wallach filed a Form 4 for a July 9, 2009 transaction on July 14, 2009.

PROPOSALS

PROPOSAL ONE:  ELECTION OF DIRECTORS.  The background of the director nominees for election to the Board of Directors is set forth below.  Each of the nominees is currently a director of the Company.

The Company’s Board of Directors nominated the following persons on April 23, 2010, to stand for election to the Company’s Board of Directors until their successors are  elected  and  assume  office in fiscal  year  2010.  The following slate was approved by Majority Shareholder Action on April 23, 2010. The nominees and their respective backgrounds are:

STEWART  WALLACH, age 58,  is the Chief  Executive  Officer and President of the Company  since April 23,  2007, a director of the Company  since  September  22, 2006,  and the founder and Chief  Executive  Officer and Chairman of the Board of  Capstone since  September 20, 2006.  Mr. Wallach formed  and sold  Systematic  Marketing,  Inc.,  which  developed  and  marketed products  to mass  markets,  to Sagaz  Industries,  Inc.,  an  automotive  parts producer for consumers.  He served as president of Sagaz Industries for 10 years before forming Capstone Industries, Inc. 1998, Mr. Wallach co-founded  Examsoft  Worldwide,  Inc., which has developed  and delivered  software  technology  solving security   challenges  of  laptop-based   examinations  for  major   educational institutions  and  state  bar  examiners.  From  2002,  he,  through  Systematic Development  Inc.,  has provided  executive  management  services to  Gatekeeper Business Solutions to assist in its growth.  Gatekeeper Business Solutions is a company  providing technology for effective labor  management and payroll  services  software to small and  medium-sized  businesses.  Mr. Wallach has not been involved with Gatekeeper Business Solutions since April 2007.  Mr. Wallach currently is a shareholder and director of Systematic Development, Inc. and Examsoft Worldwide, Inc.

HOWARD  ULLMAN, age 50,   was the Chief  Executive  Officer,  President  and Chairman of the Board of Directors  from January 2003 until October 27, 2003 and then from December 1, 2003 until April 20, 2007. Mr. Ullman remains the Chairman of the Board of Directors of the Company.  He voluntarily  resigned all of those offices  on  October  27,  2003 in order to avoid  any  potential  conflicts  of  interest  when the Company was  negotiating  to purchase Mr.  Ullman's Souvenir Direct,  Inc. or "SDI."  Upon the acquisition of 100% of SDI capital stock by the Company on or about December 1, 2003, Mr.  Ullman was reappointed as Chief Executive Officer, President and Chairman of the Board of the Company on or about December 1, 2003. He resigned as the Chief Executive Officer and President on April 20, 2007 in order to allow the appointment of Stewart Wallach to those offices.  He has  spent  the  last  23  years  in  the  souvenir,  gift  and promotional  market with China.  In 1997,  he launched  “China  Direct  Trading  Company” to leverage  his Far East supplier  network and to broaden his product line into  thousands of  customized gift items ranging from mugs, key chains,  and glassware to hats and lapel pins. Mr. Ullman earned his Bachelor's  degree in Economics from Tulane University in 1982.

GERRY MCCLINTON, age 54.  Mr. McClinton was appointed as a director of the Company to fill a vacancy on February 5, 2008. He is currently the Interim Chief Financial Officer and Chief Operating Officer of CHDT Corp and Capstone Industries.  His prior work experience is: (a) President of Capstone (2005 -2007); (b) General Manager of Capstone (2000-2005); (c) Held senior officer positions with Sagaz Industries, Inc. (1990-2000(; (c) Chief Financial Officer, Firedoor  Corporation, a national  manufacturer  of security and fire doors to the construction industry (1980-1990).  Mr. McClinton received a designation from The Royal Institute of Cost and Management Accountants (“I.C.M.A.”), University of Northern Ireland, Belfast, United Kingdom.

LAURIE HOTZ, age 77, is a certified public accountant practicing in the greater Miami, Florida  region for over 30 years. Mr. Holtz was appointed Chief Financial Officer of the Company in December 2007 but retired from this position in 2009..  Mr. Holtz was a pioneer in development of forensic accounting and has worked as a forensic auditor in a number of cases over the years. He is the father-in-law of Howard Ullman.  Mr. Holtz has served on the Board of Directors since January 2004.

JEFFREY POSTAL, age 53, has served as a director of the  Company  since January 2004. He is a businessman and dentist in the Miami, Florida region. Mr. Postal owns or founded:  Sportacular Art, a company that is licensed by the NFL, MLB and NHL to design and manufacture sports memorabilia for retail distribution in the U.S.; Weston Sports management,  which arranges appearance of athletes at major  retail  companies  around  the  country;  DJP  Consulting,   a  marketing consulting company servicing companies conducting business on the Internet;  and DataStream  Card  Services,  which  provides  billing  solutions  for  companies conducting  business on the  Internet.  He is also the  principal  of two dental treatment centers,  one being one of the  largest  cranio-facial  pain and trauma centers  in the  State  of  Florida.  Mr. Postal received a DMD from Temple University in 1984.

JEFFREY GUZY, age 57, was appointed to the Company's Board of Directors on May 3, 2007, to replace Mr. Lamadrid.  Mr. Guzy has a MBA in Strategic  Planning and Management  from The Wharton School of the University of  Pennsylvania,  M.S. in Electrical  Engineering  from  Penn  State  University,  a  B.S.  in Electrical Engineering  from Penn State  University and an Associate Degree in Theology from Georgetown University.  He has served as an executive manager or consultant in business   development,   sales,   customer   service or   management  in  the telecommunications industry, specifically with IBM Corp., RCA Corp., with Sprint International,  Bell Atlantic  Video  Services,  Loral  Cyberstar and Facilicomm International.  He has also started his own telecommunications company providing Internet services in Western Africa.

LARRY SLOVEN, age 61. Mr. Sloven was appointed as a director on May 3, 2007. He is the  president of Asian  Outsource  Design  Group/ISL or "AODG".    .  A U.S. Citizen, Mr. Sloven has resided in Hong Kong for over 18 years.  He is a member of the American Chamber of Commerce in Hong Kong. He just finished a five year term as a Director of the American  Club in Hong Kong and  Chaired  the  Development  Committee  which was responsible for re engineering five major  multi-million  dollar  re-development projects for the premier club in Asia.

Mr. Sloven's company is a product development and purchasing agent for Capstone, and was the purchasing agent for Dick's sporting goods chain.  He also helped develop a private label hardware and accessory line for Circuit City, Inc. and a camcorder and cellular phone battery line for Spectrum Brands, Inc.  (formerly,  "Rayovac Corp."). In 1993, Mr. Sloven helped set up a joint venture factory  producing  cellular battery packs for AT&T along with the first  cellular  alkaline  battery pack for  Duracell.  He participated in the outsourcing of the production of the one-hour NMH-fast charger for the Duracell Corporation.  In the mid 1990's, he helped set up a JV with  Rayovac  and the largest alkaline  consumer battery factory in China. Mr. Sloven also assisted in the outsourcing of video games for Atari, arranging for Chinese manufacture of The Stanley Works' garage door motors and products.

COMPANY BOARD OF DIRECTORS RECOMMENDS ELECTION OF EACH OF THE ABOVE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL TWO: Ratification of Robison Hill & Company as public auditors of the Company for fiscal year 2010.  Robison Hill & Company has been the public auditors of the Company since 2000.

COMPANY’S BOARD OF DIRECTORS RECOMMENDS APPROVAL OF PROPOSAL TWO.

OTHER MATTERS

No director of the Company has informed the Company in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders. One copy of the Company’s Annual Report on Form 10K and one copy of this Information Statement are being delivered to multiple security holders sharing an address unless the Company has received contrary written instructions. The Company will deliver promptly upon written or oral request a separate copy of the Form 10K Annual Report for fiscal year ending December 31, 2009, and this Information Statement if such request is made to the Company at the address or phone number set forth on the first page of this Information Statement.

The Company files annual, quarterly and current reports, information statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company has filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C., 20549. Please call the commission at (800) SEC-0330 for further information on the public reference rooms. The Commission also maintains a web site at www.sec.gov which reports information statements and other information (including this Information Statement) regarding the Company.

Audit Fees

The fees billed or incurred by Robison Hill for professional services rendered in connection with the audit of our annual consolidated financial statements for 2009 and 2008, the review of the consolidated financial statements included in our quarterly reports on Form 10Q, the review of SEC filings and issuance of comfort letters in connection with our equity offerings in 2009 and the review and consent for our other filings for 2009 and 2008 were approximately $55,008 and $57,751 , respectively.

Audit-Related Fees

The fees billed by Robison Hill for professional services rendered for assurance and related services that are reasonably related to the audit of our annual consolidated financial statements for 2009 and 2008 were approximately $0 and $0 respectively.

Tax Fees

 Robison Hill billed us in 2008 for $2,240 and in 2009 for $2,498 for tax services.

All Other Fees

In 2009 and 2008,  Robison Hill  did not bill us for any services other than those described above.

Pre-Approval of Non-Audit Services

The Audit Committee has established a policy governing our use of Robison Hill for non-audit services. Under the policy, management may use Robison Hill for non-audit services that are permitted under the rules and regulations of the Commission, provided that management obtains the Audit Committee’s prior written approval before such services are rendered.

INCORPORATION BY REFERENCE

Statements contained in this Information Statement, or in any document incorporated in this Information Statement by reference regarding the contents or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Information Statement certain documents we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement. These include periodic reports, such as Annual Reports on Form 10K, Quarterly Reports on Form 10Q and Current Reports on Form 8K, as well as information or proxy statements (except for information furnished to the SEC that is not deemed to be “filed” for purposes of the Exchange Act). Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8K, including the related exhibits, is not incorporated by reference into this Information Statement.

Any recipient of this Information Statement should rely only on information contained in or incorporated by reference in this information. No persons have been authorized to give any information or to make any representations other than those contained in this Information Statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person.

THIS INFORMATION STATEMENT IS DATED April 23, 2010. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.